                                                                     EXHIBIT 5.8
January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Curtis J. Freeman, on behalf of Avalon Development Corporation ("Avalon"), hereby consent to the use of Avalon's name in connection with references to Avalon's involvement in the preparation of a technical report entitled "Summary Report for the Rock Creek Gold Prospect, Seward Peninsula, Alaska" dated April 2002 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

AVALON DEVELOPMENT CORPORATION

/S/ Curtis J. Freeman

Curtis J. Freeman, P. Geo., CPG# 6901

January 24, 2006.

VIA EDGAR

United States Securities and Exchange Commission

Dear Sirs/Mesdames:

RE:   NOVAGOLD RESOURCES INC. (THE "COMPANY")
      REGISTRATION STATEMENT ON FORM F-10 - CONSENT OF EXPERT

In connection with the Company's registration statement on Form F-10 originally dated January 24, 2006, and any amendments thereto and any registration statements filed pursuant to Rule 429 under the United States Securities Act of 1933, as amended (the "Registration Statement"), I, Curtis J. Freeman, on behalf of Avalon Development Corporation ("Avalon"), hereby consent to the use of Avalon's name in connection with references to Avalon's involvement in the preparation of a technical report entitled "Summary Report for the Nome Gold and Gravel Project, Seward Peninsula, Alaska" dated April 2002 (the "Technical Report") and to references to the Technical Report, or portions thereof, in the Registration Statement and to the inclusion and incorporation by reference of information derived from the Technical Report in the Registration Statement.

Yours truly,

AVALON DEVELOPMENT CORPORATION

/s/ Curtis J. Freeman

Curtis J. Freeman, P. Geo., CPG# 6901